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                        SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                 November 7, 2000
                                  Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                       TECNOMATIC INTERNATIONAL CORPORATION
              -----------------------------------------------------

                      (Exact Name of Registrant as Specified in
                                   its Charter)

                              923 15th Street, N.W.
                              Washington, D.C. 20005
                     ----------------------------------------

                     (Address of principal executive offices)



                                   202/628-2606
                          ------------------------------
                         (Registrant's telephone number)


    Delaware                   0-28951                         52-2201500
(State or other              (Commission                     (IRS Employer
jurisdiction of               File Number)                 Identification No.)

                       INDEPENDENT ACQUISITION CORPORATION
                               1504 R Street, N.W.
                              Washington, D.C. 20009

                         --------------------------------
                         (Former name and former address)

            ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

                         (a) On November 7, 2000 the
            Registrant issued an aggregate of 59,900,000 shares of its common stock and the Registrant redeemed 4,750,000 shares of its outstanding shares of common stock from its sole shareholder at a redemption price equal to the par value of the shares, $.0001 per share. Incident to those transactions, new directors of the Registrant were elected and the Board of Directors accepted the resignation of the original officer and director of the Registrant.

                         The Registrant agreed to the
            change in control in light of the new
            management's anticipated business
            operations. The Registrant had no assets or liabilities and in evaluating the change in control, new management placed a primary emphasis on the Registrant's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended.

                         The new management of
            Tecnomatic International anticipates that it will participate in the acquisition of existing United States or European technology companies or formation of new technology companies concentrating on energy and water technology, bioremediation, biotechnology and telecommunications.

                    The following table contains
            information regarding the shareholdings of
            Tecnomatic International's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this report):

                         Number of shares of             Percent of
                         Common Stock Beneficially       Common Stock
Name                     Owned (1)                       Beneficially Owned(2)

Jacques de Groote              1,000,000                       1.8%
President and director

Vincenzo Carrieri               100,000                        *
Secretary/Treasurer and
   director

PowerTek Holdings SA (3)      50,000,000                     90.0%
3054 Rancho Boulevard
Suite H
Rancho Cordova, California 95742

Rocco Guarnaccia (4)           1,500,000                      2.7%
3054 Rancho Boulevard
Suite H
Rancho Cordova, California 95742

All executive officers and     1,100,000                     1.98%
directors of the Company
as a group (2 persons)

* Less than 1%
(1) Includes options and warrants which are exercisable within 60 days of the date of this report.
(2) Based upon 60,150,000 shares outstanding as of the date of this report.
(3) An affiliated water and power systems development-stage Delaware company. Jacques de Groote, President and a director of the Registrant, and Rocco Guarnaccia, a shareholder of the Registrant, are founders of PowerTek and serve on its board of directors. Dr. Guarnaccia also serves as PowerTek Holdings' president.
(4) Dr. Guarnaccia holds 1,000,000 shares directly and may be considered the beneficial owner of an additional 500,000 shares held by family members. An additional 1,600,000 shares are held by other family members of Dr. Guarnaccia over which shares Dr. Guarnaccia disclaims any beneficial ownership.

            MANAGEMENT

                         The following table sets forth
            certain information regarding the members of the Registrant's board of directors and its executive officers:

                         Name          Age              Position

            Jacques de Groote         72         President and director

            Vincenzo Carrieri         31        Secretary/Treasurer and
                                                        director

                    Tecnomatic International's directors
            have been elected to serve until the next annual meeting of the stockholders of the Registrant and until their respective successors have been elected and qualified or until death, resignation, removal or disqualification. The Registrant's
            Certificate of Incorporation provides that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Vacancies in the existing Board are filled by a majority vote of the remaining directors on the Board. The
            Registrant's executive officers are
            appointed by and serve at the discretion of the Board of Directors.

                         JACQUES DE GROOTE serves as the
            President and a director of Tecnomatic
            International. From 1995 to the present, Dr. de Groote has been in private economic development consulting. From November, 1973 to April, 1994, Dr. de Groote was appointed to serve as one of Executive Directors of the 24-member Executive Director Board of the International Monetary Fund as voting representative for, initially, Belgium,
            Austria, Luxembourg and Turkey.  His
            constituency also eventually included
            Belarus, the Czech Republic, Hungary,
            Kazakhstan, the Slovak Republic and
            Slovenia.  From November, 1973 to April,
            1994, Dr. de Groote was appointed to serve as one of the Executive Directors of the 24-member Executive Director Board of three of the World Bank's five affiliated groups:
            The International Bank for Reconstruction and Development (IBRD), The International
            Finance Corporation (IFC), and The
            International Development Assistance (IDA).
            Dr. de Groote received his juris doctor
            degree from the University of Leuven,
            Belgium, and his Masters Degree in Economics from Cambridge University, England.

                         VINCENZO CARRIERI serves as the
            Secretary and Treasurer and a director of Tecnomatic International. From 2000 to the present Mr. Carrieri has served as a management consultant to the Institute of Business Excellence, Dietikon/Zurich,
            Switzerland.  From 1997 to 2000, Mr.
            Carrieri served as a business consultant to Information Management Group, St. Gallen,
            Switzerland and from 1995 to 1997 he served as the vice-manager of the Albisriederplatz branch of the Swiss Bank Cooperation, Zurich. From 1993 to 1995, Mr. Carrieri served as a consultant and key account manager for commercial accounts for CCZ
            Project Finance Ltd., Milan, Italy and from
            1990 to 1993 he served as credit-control manager and sales finance administrator,
            Switzerland, for Hewlett-Packard, Ltd.  In
            1989, Mr. Carrieri received a certificate of specialization in bank business and management from the School of Bank and Management, Union Bank of Switzerland. In
            1994, Mr. Carrieri received a certificate of Swiss School of Business Administration from the Swiss School of Business Administration,
            Zurich.  In 1998, Mr. Carrieri received his
            Bachelor of Business degree from the
            Graduate School of Business Administration,
            Zurich and is currently a candidate for his Master of Business Administration degree from the Graduate School of Business
            Administration, Zuirich and the State
            University of New York at Albany.

            PROPERTY

                    The Registrant's United States
            headquarters are located in the offices of The Appian Group, a company of which Jacques de Groote, President of the Registrant, is the president at 923 15th Street, N.W.,
            Washington, D.C. 20005. Its telephone number is 202/628-2606. The Registrant has arranged to utilize this space without charge until such time as it begins to generate income. The Registrant also has offices in Switzerland.

            LITIGATION

                     There is no current outstanding
            litigation in which Tecnomatic International is involved other than routine litigation incidental to ongoing business.

            DESCRIPTION OF SECURITIES

                         Tecnomatic International's
            Certificate of Incorporation, by-laws and corporate governance are subject to the provisions of the Delaware General
            Corporation Law, as amended and interpreted from time to time.

            COMMON STOCK

                         Tecnomatic International is
            authorized to issue 500,000,000 shares of common stock, $.0001 par value per share, of which 60,150,000 shares were outstanding as of the date of this report.

                         Holders of shares of common
            stock are entitled to one vote for each
            share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Registrant, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

                         Holders of common stock have no
            preemptive rights to purchase the
            Registrant's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the Common
            Stock.

            PREFERRED STOCK

                         Tecnomatic International is
            authorized to issue 100,000,000 shares of preferred stock, $.0001 par value per share.
            As of the date of this report, there were no shares of preferred stock outstanding. The
            Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of Tecnomatic International without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock.
             At present, Tecnomatic International has no
            plans to issue any preferred stock nor adopt
            any series, preferences or other
            classification of preferred stock.

            MARKET FOR TECNOMATIC INTERNATIONAL'S SECURITIES

                         There is currently no trading
            market for Tecnomatic International's
            securities. Tecnomatic International intends to file a registration statement on Form
            SB-2, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

                         After effectiveness of the
            registration statement, Tecnomatic
            International intends to apply for quotation of its securities on the NASD OTC Bulletin
            Board.  If Tecnomatic International's
            securities are not quoted on the NASD OTC
            Bulletin Board, a securityholder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, Tecnomatic International's securities.
            The over-the-counter market ("OTC") differs from national and regional stock exchanges in that it (1) is not cited in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the "specialist" common to stock exchanges. When qualified, if ever (of which there can be no assurance), Tecnomatic International intends to apply for quotation of its securities on the Nasdaq SmallCap Market.

                         In order to qualify for
            admission for listing on the Nasdaq SmallCap
            Market, an equity security must, in relevant summary, (1) be registered under the Securities Exchange Act of 1934; (2) have at least three registered and active market makers, one of which may be a market maker entering a stabilizing bid; (3) for initial inclusion, be issued by a company with $4,000,000 in net tangible assets, or $50,000,000 in market capitalization, or
            $750,000 in net income in two of the last three years (if operating history is less than one year then market capitalization must be at least $50,000,000); (4) have a public float of at least 1,000,000 shares with a value of at least $5,000,000; (5) have a minimum bid price of $5.00 per share;
            and (6) have at least 300 beneficial
            shareholders.

                         In order to qualify for
            quotation on the NASD OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor such a Company listing. If it meets the qualifications for trading securities on the NASD OTC Bulletin Board
            Tecnomatic International's securities will trade on the NASD OTC Bulletin Board until such future time, if at all, that it applies and qualifies for admission for listing on the Nasdaq SmallCap Market. Tecnomatic
            International's securities may never qualify for trading on the NASD OTC Bulletin Board or listing on the NASD SmallCap Market.

            RISK FACTORS

            TECNOMATIC INTERNATIONAL CORPORATION HAS NO
            OPERATIONS AND NO ASSETS

                         Tecnomatic International is a
            development stage company and currently has no assets or operations. Tecnomatic will need to raise capital through the development of operations, the sale of its securities or from debt or equity financing.
             If Tecnomatic International is not able to
            raise such financing or obtain alternative
            sources of funding, Tecnomatic International will not be able to commence or develop its business plan which includes the acquisition by cash or stock of technology-related companies.

            LIMITED TIME AVAILABLE FOR MANAGEMENT TEAM
            TO DEVOTE AFFAIRS OF TECNOMATIC INTERNATIONAL

                         Tecnomatic International
            intends that its management team will
            identify and acquire technology companies.
            Tecnomatic's management team consists of individuals who are concurrently involved in other activities and careers and will be spending only a limited amount of time on the affairs of Tecnomatic International.

            NO OPERATING HISTORY ON WHICH TO MAKE AN
            INVESTMENT DECISION

                         Tecnomatic International has no
            operating history upon which an investor may evaluate making an investment in it. While
            Tecnomatic International intends to acquire technology companies in exchange for cash or the issuance of securities, no acquisitions have been consummated and any future acquisitions may not be consummated.

            THERE IS NO CURRENT TRADING MARKET FOR
            TECNOMATIC INTERNATIONAL SECURITIES

                    There is currently no established
            public trading market for Tecnomatic
            International's securities.  Tecnomatic
            International can give no assurance that a trading market in its securities will develop or, if developed, that it will be sustained. Tecnomatic International intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, intends to apply for admission to quotation on the Nasdaq
            SmallCap Market.  If for any reason
            Tecnomatic International's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of Tecnomatic International's securities.

            TECNOMATIC INTERNATIONAL'S ACQUISITION
            STRATEGY MAY INVOLVE SPECULATIVE INVESTMENTS

                    Tecnomatic International's success
            depends on its ability to develop or select companies that will be ultimately successful. These acquisitions may be speculative and such acquired companies may not succeed and the value of Tecnomatic
            International's assets, its results of
            operations and the price of Tecnomatic
            International's common stock could decline.

            DEPENDENCE ON KEY PERSONNEL

                         Tecnomatic International's
            success in achieving its growth objectives is dependant to a substantial extent upon the continuing efforts and abilities of certain key management personnel. Tecnomatic
            International does not have employment
            agreements with any of its executive
            officers. The loss of the services of any of the executive officers may have a material adverse effect on Tecnomatic
            International's business, financial
            condition, results of operations and
            liquidity. Tecnomatic International can give no assurance that it will be able to maintain and achieve its growth objectives should Tecnomatic International lose any or all of these individuals' services.

            COMPLIANCE WITH THE INVESTMENT COMPANY ACT

                    Tecnomatic International's ownership
            interest in companies that it seeks to
            acquire could result in it being classified as an investment company under the Investment Company Act of 1940. If
            Tecnomatic International is required to
            register as an investment company, then it will incur substantial additional expenses as the result of the Investment Company Act of 1940's record keeping, reporting, voting, proxy disclosure and other legal requirements. Tecnomatic International has obtained no formal determination from the Securities and Exchange Commission as to its status under the Investment Company Act of 1940. Any violation of such Act could subject Tecnomatic International to material adverse consequences. In the event
            Tecnomatic International engages in business combinations which result in it holding passive investment interests in a number of entities, Tecnomatic International could be subject to regulation under the Investment
            Company Act of 1940. Passive investment interests, as used in the Investment Company
            Act, essentially means investments held by entities which do not provide management or consulting services or are not involved in the business whose securities are held. In such event, Tecnomatic International would be required to register as an investment company and could be expected to incur significant registration and compliance costs. Restrictions on transactions between an investment company and its affiliates under the Investment Company Act of 1940 would make it difficult, if not impossible, for Tecnomatic International to implement its business strategy of actively managing, operating and promoting collaboration among
            Tecnomatic International's to be acquired network of affiliated entities.

            SHARES AVAILABLE FOR FUTURE SALE MAY AFFECT
            THE LIQUIDITY OF TECNOMATIC INTERNATIONAL
            COMMON STOCK

                         If a market is developed for
            the securities of Tecnomatic International, the market price could drop, assuming a trading market for its shares is established, if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm Tecnomatic International's ability to raise additional capital by selling equity securities.

            ADDITIONAL SHARES ENTERING THE MARKET, IF
            ONE SHOULD DEVELOP, PURSUANT TO RULE 144
            WITHOUT ADDITIONAL CAPITAL CONTRIBUTION

                         The outstanding restricted
            shares of Tecnomatic International may
            become eligible for sale in the public
            market pursuant to Rule 144 without
            additional capital contribution to
            Tecnomatic International. The addition of such shares to the shares already available to the public market may reduce the then current market price of Tecnomatic
            International's shares without any increase to Tecnomatic International's capital which may result in a reduction in the value of the outstanding shares.

            THE APPLICATION OF THE "PENNY STOCK
            REGULATION" COULD ADVERSELY AFFECT THE
            MARKET PRICE OF TECNOMATIC INTERNATIONAL
            COMMON STOCK

                         Upon commencement of trading in
            Tecnomatic International's common stock, if such occurs (of which there can be no assurance) Tecnomatic International's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system.
            Tecnomatic International's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.
            Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell Tecnomatic
            International's securities and may have the effect of reducing the level of trading activity of Tecnomatic International's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to Tecnomatic International's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of Tecnomatic
            International's common stock will reach or maintain such a level.

            FUTURE AUTHORIZATION OF TECNOMATIC
            INTERNATIONAL PREFERRED STOCK MAY HAVE AN
            ADVERSE EFFECT ON THE RIGHTS OF HOLDERS OF
            THE COMMON STOCK.

                         Tecnomatic International may,
            without further action or vote by its
            shareholders, designate and issue additional shares of its preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of Tecnomatic International's common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make a possible takeover of Tecnomatic
            International or the removal of its
            management more difficult and discharge
            hostile bids for control of Tecnomatic
            International which bids might have provided shareholders with premiums for their shares.

            ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

                         Not applicable.



            ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

                         Not applicable.


            ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                         Not applicable.


            ITEM 5.     OTHER EVENTS

                         On November 3, 2000,
            Independent Acquisition Corporation filed a
            Certificate of Amendment in the State of Delaware to its Certificate of Incorporation changing the corporate name to Tecnomatic
            International Corporation and increasing the authorized capitalization of Tecnomatic
            International to 600,000,000 shares
            consisting of 500,000,000 shares of common stock and 100,000,000 shares of non-designated preferred stock.

            ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                     On November 7, 2000, the
            resignation of the sole officer and director of Independent was accepted.

            ITEM 7.     FINANCIAL STATEMENTS

                    Not applicable.

            ITEM 8.  CHANGE IN FISCAL YEAR


                    Not applicable.

            EXHIBITS

                         None

                                    SIGNATURES


                         Pursuant to the requirements of
            the Securities Exchange Act of 1934, the
            Registrant has duly caused this Current
            Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          TECNOMATIC INTERNATIONAL CORPORATION



                          By___________________________________________
                             Jacques de Groote
                             President


November 21, 2000